EXHIBIT 23.1


                 Consent of Independent Auditors

We consent to the incorporation by reference of our reports dated
January 17, 2000 with respect to the consolidated financial statements and schedule of Continental Airlines, Inc. (the
"Company") included in the Annual Report (Form 10-K) for the year ended December 31, 1999 into the following:

(i) the Company's Registration Statements on Form S-8 (Nos. 33-81324, 33-60009 and 333-06993) relating to the Company's
        1994 Incentive Equity Plan;

(ii) the Company's Registration Statement on Form S-8 (No. 333-23165) relating to the Company's 1997 Stock Incentive Plan;

(iii) the Company's Registration Statement on Form S-8 (No. 333-57297) relating to the Company's 1998 Stock Incentive Plan;

(iv) the Company's Registration Statements on Form S-8 (Nos. 33-81326 and 33-59995) relating to the Company's 1994
        Restricted Stock Grant;

(v) the Company's Registration Statement on Form S-8 (No. 333-16723) relating to the Company's 1997 Employee Stock
        Purchase Plan;

(vi)    the Company's Registration Statement on Form S-8 (No. 33-
        81328) relating to the Company's 1994 Employee Stock
        Purchase Plan;

(vii) the Company's Registration Statement on Form S-8 (No. 333-68233) relating to the Company's Deferred Compensation
        Plan;

(viii) the Registration Statement on Form S-4 (No. 333-60409) relating to the 8-1/8% Senior Notes issued by Calair
        Capital Corporation and guaranteed by the Company;

(ix) the Company's Registration Statement on Form S-3 (No. 333-09739) relating to Warrants, Class A Common Stock and Class B Common Stock and sales by certain Selling Securityholders and the related Prospectus;

(x) the Company's Registration Statement on Form S-3 (No. 333-31285) relating to the Company's Pass Through Certificates for $250,000,000 and the related Prospectus;

(xi) the Company's Registration Statement on Form S-3 (No. 333-29255) relating to the Company's Debt Securities (Debt
        Shelf) and the related Prospectus;

(xii) the Company's Registration Statement on Form S-3 (No. 333-61601) relating to the Company's Pass Through Certificates for $2,500,000,000 and the related Prospectus;

(xiii) the Company's Registration Statement on Form S-3 (No. 333-79827) relating to the Company's Debt Securities (Debt
        Shelf) and the related Prospectus; and

(xiv)   the Companys Registration Statement on Form S-3 (No. 333-
        91765) relating to the Companys Pass Through Certificates for $1,500,000,000 and the related Prospectus.


                                        /s/ Ernst & Young LLP


Houston, Texas
February 8, 2000